SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: July 20, 2004
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer)	333-84611-02 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer)	60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99(a)

Monthly Statement to Certificateholders dated July 20, 2004 pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of November 7, 2001 (the "Agreement"), by and among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Bank One, National Association, as Trustee, with respect to the Closed-End Home Equity Loan Asset Backed Certificates, Series 2001-2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: July 28, 2004
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EXHIBIT INDEX

Exhibit Number	Exhibit
99(a)

Monthly Statement to Certificateholders dated July 20, 2004 pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of November 7, 2001 (the "Agreement"), by and among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Master Servicer, and Bank One, National Association, as Trustee, with respect to the Closed-End Home Equity Loan Asset Backed Certificates, Series 2001-2.

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